UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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☒Definitive Proxy Statement

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☐Soliciting Material Pursuant to § 240.14a-12

NEW JERSEY MINING COMPANY

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEW JERSEY MINING COMPANY 201 N. 3rd STREET

Coeur d’Alene, Idaho 83814

Notice of Annual Meeting of Stockholders

Dear Stockholder:

The Annual Meeting of stockholders of New Jersey Mining Company (the “Company”) will be held at the Company’s corporate office, 201 N. 3rd Street, Coeur d’Alene, Idaho, 83814, on June 23, 2020 at 9:00AM Pacific Time, for the following purposes:

1.The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2021 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as Directors: John Swallow, Grant Brackebusch, and Kevin Shiell;

2.Ratification of the appointment of the Company’s independent registered public accounting firm for the ensuing year;

3.Any other business that may properly come before the Annual Meeting and any adjournment of postponement thereof.

The Board of Directors has fixed May 4, 2020, as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of May 4, 2020, will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Annual Meeting. Please bring that documentation to the Annual Meeting.

Your vote is important no matter how large or small your holdings may be. To assure your representation at the annual meeting, please vote your shares by returning the enclosed proxy promptly. You may also vote your proxy over the Internet or via the fax number as instructed in this Notice of Meeting and Regarding the Internet Availability of Proxy Materials.

By Order of the Board of Directors,

/s/ John Swallow John Swallow

New Jersey Mining Company

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

June 2, 2020

NEW JERSEY MINING COMPANY 201 N. 3rd Street Coeur d’Alene, Idaho 83814

Proxy Statement

for

Annual Meeting of Stockholders

To Be Held June 23, 2020, 9:00AM Pacific Time

New Jersey Mining Company Corporate Office

201 N. 3rd Street, Coeur d’Alene, Idaho, 83814

The Board of Directors (the “Board”) of New Jersey Mining Company  is  soliciting  proxies  for  use  at  the  annual meeting of stockholders to be held on Tuesday, June 23, 2020, at 9:00 A.M., Pacific Time, at  the  Company’s offices, located 201 N. 3rd Street, Coeur d’Alene, Idaho, and any adjournment or postponement thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Meeting and regarding the availability  of this Proxy Statement and form of proxy first mailed to holders of our common stock on or about June 2, 2020.

You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or fax or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our common stock is the only type of security entitled to vote at the Annual Meeting. Our corporate bylaws define a quorum as a majority of all the shares entitled to vote, represented by Shareholders of record in person or by proxy, but in no event shall a quorum consist of less than one-third (1/3) of the Shares outstanding entitled to vote at the meeting. Our Articles of Incorporation do not allow cumulative voting for directors. The nominees who receive the most votes will be elected. A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on May 4, 2020 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint John Swallow, Director, President and Chief Executive Officer as your representative at the Annual Meeting. As your representative, he will vote  your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue properly comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed May 4, 2020, as the record date for the Annual Meeting. Only holders of common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of May 4, 2020, we had 125,293,625 shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2020 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as Directors: John Swallow, Grant Brackebusch and Kevin Shiell;

2.Ratification of the appointment of the Company’s independent registered public accounting firm for the ensuing year;

3.Any other business that may properly come before the Annual Meeting.

How many votes do I get?

Each share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board and FOR the ratification of the appointment of our independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

•Completing your proxy card over the internet at the following website: https://www.simplyvoting.com/natco

•Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV 89501;

•Signing and faxing your proxy card to Nevada Agency and Transfer Company at 775-322-5623;

•Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•Signing another proxy with a later date and mailing it to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV, so long as it is received prior to 4:00 PM Pacific Time on June 22, 2020

•Delivering a written notice of the revocation of your proxy to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV 89501, so long as it is received prior to 4:00PM Pacific Time on June 22, 2020; or

•Voting in person at the Annual Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means a quorum for the Annual Meeting consists of a majority of all the shares entitled to vote, but in no event shall a quorum consist of less than one-third (1/3) of shares entitled to vote present in person or represented by proxy. The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. Based on 125,293,625 voting shares outstanding as of the record date of May 4, 2020, 41,137,856 shares must be present at the Annual Meeting, in person or by proxy, for there to be a quorum. Your shares will be counted as present at the Annual Meeting if you:

•Submit a properly executed proxy card (even if you do not provide voting instructions); or

•Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since our bylaws state that matters presented at a meeting of the stockholders must be approved by the majority of the votes cast on the matter, a properly executed proxy card marked ABSTAIN with respect to a proposal are not considered votes cast for the foregoing purpose, and will have no effect on the vote for that proposal. Similarly, as described below, election of directors is by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR any of the nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. The election of directors is considered a non-routine matter because the board’s nominees are running uncontested and brokers may not vote shares held in street name for their customers in relation to this item of business. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2020 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the appointment of the independent registered public accountant, will have no effect on the vote for such proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The nominees with the most votes will be elected. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld. Broker non-votes will have no effect on the election of the nominees.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast in favor exceed the votes cast opposing the action. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not complete your proxy card over the Internet or sign and return your proxy card, your shares will not be voted at the Annual Meeting unless you attend the Annual Meeting and vote your shares in person.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (SEC) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Annual Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2020 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Monique Hayes, at New Jersey Mining Company, 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, and received a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after the Company begins to print and send its proxy materials will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board to have three or more persons, and may be increased to nine, or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of three (3) directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting. In the event the Board increases to nine directors, the Board will be divided into three classes.

Who is standing for election this year?

The Board of Directors has nominated the following three (3), current Board Members for election at the 2020 Annual Meeting, to hold office until the 2021 Annual Meeting:

•John Swallow

•Grant Brackebusch

•Kevin Shiell

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

How are votes counted?

With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the election of all nominees.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors and nominees, executive officers and key employees. The term for each director expires at our next Annual Meeting or until his or her successor is appointed and qualified. The ages of the directors and officers and number of shares held are shown as of May 1, 2020.

Name & Address	Age	Position	Term	No. of Shares	Percent of Class (1)
John Swallow 201 N. 3rd Street Coeur d’Alene, ID 83814	53	Chief Executive Officer/President & Director	8/29/2017 to present	16,847,373	14.24%
Grant A. Brackebusch P.O. Box 131 Silverton, ID 83867	50	Vice President & Director	7/18/1996 to present	1,156,093	1.52%
Kevin Shiell 201 N 3rd Street Coeur d’Alene, ID 83814	61	Director	1/10/17 to present	600,000	0.48%
Robert Morgan 1335 Cooper St. Missoula, MT 59802	52	Vice President, Exploration	1/16/18 to present	170,000	0.16%
Monique Hayes 4159 E. Mullan Trail Rd Coeur d’Alene, ID 83814	54	Secretary	11/20/2016 to present	199,800	0.27%

(1) Based upon 125,293,625 shares issued and outstanding as of May 1, 2020

Directors are elected by stockholders at each Annual Meeting of the stockholders to hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified.

John Swallow was named Chief Executive Officer and President on January 10, 2017. Prior to being named as CEO, Mr. Swallow was appointed as the President and a Director of the Company on August 29, 2013. He resigned as president in December 2014, and subsequently reappointed as President on May 5, 2015 following the resignation of Mr. Highsmith. He holds a B.S. in Finance from Arizona State University. Mr. Swallow was the Vice President of Timberline Drilling, Inc. from November 2011 until accepting the role of President with the Company. From September 2009, until November 2011, Mr. Swallow was self-employed. From January 2006 until September 2009 he served as chairman of Timberline Resources Corporation. He brings wide-ranging experience from within the local mineral exploration industry as well as extensive knowledge of the junior equity markets. Mr. Swallow’s extensive experience in the drilling industry, his previous roles as a chairman of a board and as a vice president of a corporation qualify him to sit on the Board of the Company.

Grant A. Brackebusch, P.E. has served as the Vice President and a Director of the Company since 1996. He holds a B.S. in Mining Engineering from the University of Idaho. He is registered in Idaho as a Professional Engineer. He has worked for New Jersey Mining Company since 1996 and worked for Newmont Mining previously. Currently, he supervises the mining operation at the Golden Chest Mine including the operation of the New Jersey Mill. He has experience with permitting, exploration, open pit and underground mining as well as mineral processing. Mr. Brackebusch’s extensive mining background, knowledge of the Company’s day to day operations, and industry expertise qualifies him to sit on the Board of the Company

Kevin Shiell has more than 35 years of operating and management experience in the mining and mineral processing industries, primarily in Montana, Idaho and Nevada. He has held executive leadership positions at several public companies, including General Manager and Vice President of Mine Operations at Stillwater Mining Company, Chief Operating Officer at MDM Gold, and various mine supervisory positions at Hecla Mining Company and is currently the Vice President- General Manager of Hecla Nevada. He brings vast operational knowledge and management experience at a transformational time in the Company’s development.

Executive Officers and Key Employees

Robert Morgan has served as the Vice President Exploration of the Company since January 2018. Mr. Morgan has over 21 years of exploration experience, including 19 years focused on gold exploration, of which 11 years were in Northern Idaho and Montana. Mr. Morgan has worked for some of the world's leading gold exploration and mining companies including Newmont and ASARCO throughout the western United States, Alaska and South America. He is practiced in designing, implementing and managing large exploration programs for gold, silver, base metals and rare earth elements. His technical work has included geologic mapping, logging of drill holes, compilation and interpretation of multiple data sets for target identification. Mr. Morgan earned his Bachelor of Science degree in geology from California State University at Chico. He has an extensive environmental background with emphasis on wetlands and water management. Mr. Morgan is a registered professional geologist with the State of Idaho and Professional Land Surveyor registered with the State of Montana.

Monique Hayes was appointed Corporate Secretary in November 2016. She has over 10 years of investor relations corporate governance experience in the mining industry and over 10 years of communications and brand management experience. Prior to joining New Jersey Mining Company, Ms. Hayes worked for Hecla Mining Company, Revett Mining Company and Sterling Mining. Her advertising and communications experience include working for Publicis Dialog Direct and WhiteRunkle Associates where she worked with national accounts including AT&T Wireless, Bell Atlantic and NordicTrack. Ms. Hayes attended City University where she studied business management, brand strategy and communications.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder, the Company’s Directors, Executive Officers and beneficial owners of more than 10% of any registered class of the Company’s equity securities are required to file reports of their ownership of the Company’s securities and any changes in that ownership with the SEC.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2019, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

Code of Ethics

The Company adopted a Code of Ethics at a Board of Directors meeting on December 9, 2003, that applies to the Company’s executive officers. The Company also adopted a Code of Ethics for all employees at the Board of Directors meeting on February 18, 2008.

CORPORATE GOVERNANCE

Board Nomination Procedures

There have been no material changes to the procedures by which security holders may recommend nominees to the registrant’s board of directors.

Board of Directors Structure

Our current bylaws require the Board to have three (3) or more persons, and may be increased up to nine or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of three (3) Directors.

Director Independence

We have two non-independent directors and one independent director as of June 2, 2020, as follows:

Non-independent

•John Swallow

•Grant Brackebusch

Independent

•Kevin Shiell

Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Monique Hayes, at New Jersey Mining Company, 201 N. 3rd Street, Coeur d’Alene, Idaho 83814. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company's executive compensation program is designed to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. Base Compensation is comprised of salary and stock option awards in order to align directors and executive officers’ interests with shareholder interests.

The compensation for the President, Chief Executive Officer and Vice President, as the executive officers of the Company, is generally set on an annual basis by the members of the Board. In determining the appropriate compensation levels for the executive officers, the Board of Directors considers a number of factors, including, but not limited to the executive officers' mining experience and experience with the Company, and the level of compensation paid by the Company's peers in the mining industry. Compensation for the Board of Directors has been approved by the entire Board of Directors. The President and Vice President have been authorized by the Board of Directors to set the salaries and wages of the non-executive employees of the Company, subject to the review of the Board of Directors.

Long-term policies regarding executive compensation may vary significantly from currently paid compensation depending on the ability of the Company to produce increased revenues from mining and milling.

The entire Board of Directors serves as the Compensation Committee and all Directors review personnel policies of the Company that include, but are not limited to, compensation for executive officers of the Company, as well as employee compensation and benefit programs. The Board of Directors has determined that a Compensation Committee is not currently necessary because the Company is a small business. The Company does not have a written charter for the Compensation Committee.

Compensation of Officers

A summary of cash and other compensation for John Swallow, the Company’s President, Chief Executive Officer, and Chairman of the Board, Delbert Steiner, the Company’s former Chairman of the Board, Grant Brackebusch, the Company’s Vice President, and Robert Morgan, the Company’s Vice President (the “Named Executive Officers”), for the two most recent years is as follows:

Executive Officer Summary Compensation Table

Name & Principal Position	Salary		Bonus	Stock Awards	Option Awards(1)	Non-equity Incentive Plan Compensations	Non-qualified Deferred Compensation Earnings	All Other Compen- sation(4)	Total
	Year	($)	($)	($)	($)	($)	($)	($)	($)
Delbert Steiner(2) Executive Chairman	2019	-	-	-	-	-	-	9,000	9,000
	2018	-	1,500	-	-	-	-	39,000
									40,500
John Swallow President, Chief Executive Officer, & Chairman	2019	72,000	-	-	-	-	-	-	72,000
	2018	45,000	5,000	-	-	-	-	-

									50,000
Grant Brackebusch Vice President	2019	120,000	-	-	-	-	-	-	120,000
	2018	120,000	5,000	-	-	-	-	-	125,000

Robert Morgan(3) Vice President	2019	80,000	-	-	-	-	-		80,000

	2018	57,600	5,000	-	-	-	-	24,992	87,592

(1)Stock Awards and Options Awards include fees earned as Directors. The Company has valued all Stock Awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718. The compensation of the Named Executive Officers has been set by disinterested members of the Board of Directors to a level competitive with other mining companies of similar size with similar types of operations. The executive stock compensation is for services as directors.

(2)Mr. Steiner resigned as Executive Chairman and Director on July 11, 2019

(3)Mr. Morgan was appointed as Vice President of Exploration on January 16, 2018.

(4)Mr. Steiner in 2019 and 2018 and Mr. Morgan in 2018 were paid consulting fees for work completed for the Company.

The Company does not have a retirement plan for its executive officers and there is no agreement, plan or arrangement that provides for payments to executive officers in connection with resignation, retirement, termination or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-end

As of December 31, 2019, 1,800,000 Options were vested and outstanding to directors Grant Brackebusch, John Swallow, and Kevin Shiell.

Director Compensation

Director Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Kevin Shiell	2019	-	-	-	-	-	-	-	-
Director	2018	-	-	-	-	-	-	-	-

No Option Awards were issued the Directors for service as directors of the Company in 2018 or 2019. No additional fees are paid for attendance at Board of Directors’ meetings, committee membership or committee chairmanship. On occasion, Directors are retained for consulting services unrelated to their duties as Directors. These consulting services are either paid in cash or with unregistered Common Stock according to the Company’s policy for share-based payment of services.

The Company does not have a retirement plan for its Directors and there is no agreement, plan or arrangement that provides for payments to Directors in connection with resignation, retirement, termination or a change in control of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of May 1, 2020 regarding the shares of Company Common Stock beneficially owned by: (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock; (ii) each Director of the Company; (iii) the CEO and CFO of the Company (the “Named Executive Officers”); and (iv) all Directors and the Named Executive Officers of the Company as a group. Except as noted below, each holder has sole voting and investment power with respect to the shares of the Company Common Stock listed as owned by that person.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common	John Swallow 201 N. Third Street Coeur d’Alene, ID 83814	17,847,373 (a)	13.04%
Common	Steven Mark Bathgate and Margaret Bathgate 5350 S. Roslyn Suite #400 Greenwood Village, CO 8011	8,127,470	5.94%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class1
Common	John Swallow 201 N. 3rd Street Coeur d’Alene, ID 83814	17,847,373 (a)	13.04%
Common	Grant A. Brackebusch 89 Appleberg Road Kellogg, Idaho 83837	1,906,093 (b)	1.52%
Common	Kevin Shiell 201 N. 3rd St. Cœur d’Alene, ID 83814	600,000 (c)	0.48%
Common	Rob Morgan 1335 Cooper St. Missoula MT 59802	195,000 (d)	0.14%

Common	Monique Hayes 4159 E. Mullan Trail Coeur d’Alene, Idaho 83814	338,688 (e)	0.27%
Common	All Directors and Executive Officers as a group (5 individuals)	29,014,624	21.19%

(1) Based upon 125,293,625 outstanding shares of common stock 2,083,334 warrants, and 9,529,167 vested options at May 1, 2020.

a)Consists of 16,847,373 shares of common stock, presently exercisable options to purchase 750,000 shares and presently exercisable warrants to purchase 250,000 shares.

b)Consists of 1,156,093 shares of common stock and presently exercisable options to purchase 750,000 shares.

c)Consists of 600,000 shares of common stock.

d)Consists of 170,000 shares of common stock and presently exercisable options to purchase 25,000 shares.

e)Consists of 199,800 shares of common stock and presently exercisable options to convert note payable to 138,888 shares.

None of the Directors or Officers has the right to acquire any additional securities pursuant to options, warrants, conversion privileges or other rights. No shares are pledged as security.

Securities Authorized for Issuance under Equity Plans

In April 2014, the Company established a stock option plan to authorize the granting of stock options to officers and employee. The Company occasionally pays for goods or services with unregistered Common Stock and uses the average bid price of the stock, as quoted on the OTCQB, at the time to determine the number of shares to be issued.

Changes in Control

None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

At March 31, 2020, the Company had the following notes and interest payable to related parties:

March 31, 2020
Ophir Holdings LLC, a company owned by two officers and one former officer of the Company, 6% interest, monthly payments of $3,777 with a balloon payment of $110,835 in February 2022	180,700
H&H Metals, shareholder and concentrate broker, 8% interest, balance due April 2021	18,010
Total	198,710
Current portion	(35,451)
Long term portion	$ 163,259

At March 31, 2020, $35,451 of related party debt is payable within one year and the remaining $163,259 is payable in the following year ending March 31, 2022. Related party interest expense for the three months ending March 31, 2020 was $3,181, respectively.

All sales of concentrate and the Company’s gold sales receivable are with H&H Metals, owner of 4% of the Company’s outstanding common stock. See Note 4.

In February 2020 $25,000 of the convertible debt issued by the Company was issued to Monique Hayes the Company’s corporate secretary.

The Company leases office space from certain related parties on a month to month basis. Payments under these short- term lease arrangements totaled $6,210 and $6,122 for the three months ended March 31, 2020 and 2019, respectively, and are included in general and administrative expenses on the Consolidated Statement of Operations.

Director Independence

The Board of Directors has determined that John Swallow and Grant Brackebusch are not independent directors. Kevin Shiell is an independent director.

The Board of Directors does not have separately designated nominating or compensation committees. The entire Board performs these functions. The Company’s audit committee is comprised of one non-executive member, Kevin Shiell, and two executive members, John Swallow and Grant Brackebusch.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has selected  DeCoria,  Maichel  &  Teague P.S. to be our  Independent Registered Public Accounting Firm for the ensuing year. We do not expect that a representative of DeCoria, Maichel & Teague P.S. will be present at the Annual Meeting.

This proposal seeks stockholder ratification of the appointment of DeCoria, Maichel & Teague P.S.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DeCoria, Maichel & Teague P.S. was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2018.

Our financial statements have been audited by DeCoria, Maichel & Teague P.S.; independent registered public accounting firm, for the years ended December 31, 2003 through December 31, 2018.

The following table sets forth information regarding the amount billed to us by our independent auditor, DeCoria, Maichel & Teague P.S. for our two fiscal years ended December 31, 2018 and 2017, respectively:

	Audit Fees
	Years Ended December 31,
	2019	2018
Audit Fees	$ 52,821	$ 45,334
Audit Related Fees	0	0
Tax Fees	5,400	4,500
All Other Fees	0	2,450
Total	$ 52,284	$ 62,714

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees related to the Company’s Canadian stock exchange listing and reporting. No other fees were incurred during 2019.

How are votes counted?

With respect to this proposal, you may vote “for,” “against” or “abstain” from voting on this proposal. If you “abstain” from voting with respect to this proposal, your vote will have no effect for this proposal. Broker non- votes will have no effect on the vote for this proposal. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

ADDITIONAL INFORMATION

Additional information relating to the company is available under the Company’s profile on EDGAR at www.sec.gov and on the Company’s web site at www.newjerseymining.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for the year ended December 31, 2019 included in this mailing on Form 10-K.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

APPENDICES

A. Form of Proxy;

By Order of the Board of Directors,

/s/ John Swallow

John Swallow

Chief Executive Officer

New Jersey Mining Company 201 N. 3rd Street

Coeur D’Alene, Idaho 83814

May 25, 2020

2020 Annual Meeting of Stockholders
Meeting Date: Tuesday, June 23, 2020

SAMPLE SHAREHOLDER NAME
101 SAMPLE STREET
APT. 999
SAMPLE CITY, XX 99999

Voting Instructions

You can vote by Internet
Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Vote by Internet

Log on to the internet and go to
https://www.simplyvoting.com/natco
See your Control ID below.
Follow the steps outlined on this secured Web site.

WE MUST RECEIVE YOUR VOTING INSTRUCTIONS PRIOR TO MIDNIGHT ET 06/22/20

This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted per board of directors recommendation.

PROXY CARD

Control ID: SAMPLE999999X

A. Voting Items (Fill in only one box per nominee or item in black or blue ink)

		For	Against	Abstain	
1. Election of Directors					
	John Swallow	☐	☐		Board of Directors recommendation For
	Grant Brackebusch	☐	☐		Board of Directors recommendation For
	Kevin Shiell	☐	☐		Board of Directors recommendation For
2	Ratification of the appointment of the Company's independent registered public accounting firm for the ensuing year.	☐	☐	☐	Board of Directors recommendation For
3	Any other business that may properly come before the Annual Meeting and any adjournment of postponement thereof.	☐	☐	☐	

NOTE: To transact any other business as may properly come before the meeting or any adjournments or postpones thereof.